UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2024

ALLIANCE ENTERTAINMENT HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40014	85-2373325
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8201 Peters Road, Suite 1000

Plantation, FL 33324

(Address of Principal Executive Offices) (Zip Code)

(954) 255-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AENT	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	AENTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2023 Stock Incentive Plan

On November 7, 2024, Alliance Entertainment Holding Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (“Amendment No. 1”) to the Company’s 2023 Omnibus Equity and Incentive Plan (the “2023 Plan”) to increase the number of shares of Class A common stock that the Company will have authority to grant under the 2023 Plan from 600,000 shares of Class A common stock to 1,000,000 shares of Class A common stock. A description of the 2023 Plan, as amended, is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on October 18, 2024 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO THE 2023 OMNIBUS EQUITY AND INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AVAILABLE THEREUNDER FROM 600,000 SHARES OF CLASS A COMMON STOCK TO 1,000,000 SHARES OF CLASS A COMMON STOCK”. The description of Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and attached to the Definitive Proxy Statement as Appendix A.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 7, 2024, the Company held the Annual Meeting at which the Company’s stockholders voted on the following two (2) proposals and cast their votes as described below. These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals No. 1 and No. 2 as set forth in the Definitive Proxy Statement were as follows:

Proposal No. 1: To elect two Class I directors to serve on the Company’s Board until the 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Votes Withheld
W. Tom Donaldson III	108,833,511	0	5,529
Chris Nagelson	108,833,511	0	5,529

Proposal No. 2: To approve an amendment to the 2023 Plan to increase the number of shares of Class A common stock available for grant under the 2023 Plan from 600,000 shares of Class A common stock to 1,000,000 shares of Class A common stock:

Votes For	Votes Against	Votes Withheld
108,822,979	15,112	949

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
10.1	Amendment No. 1 to the Alliance Entertainment Holding Corporation 2023 Omnibus Equity and Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 18, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2024	ALLIANCE ENTERTAINMENT HOLDING CORPORATION

	By:	/s/ Bruce Ogilvie
	Name:	Bruce Ogilvie
	Title:	Executive Chairman